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                                                              EXHIBIT 23.4

                 CONSENT TO BE NAMED IN REGISTRATION STATEMENT

  I, the undersigned, hereby consent to be named as a nominee for election as a director of Cost-U-Less, Inc. (the "Company") in the Form S-1 Registration Statement to be filed by the Company with the Securities and Exchange Commission on or about June 16, 1998.

Dated:    6/15/98
                                          Signature: /s/ Ashley Emberson-Bain
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                                        Print Name:  Ashley Emberson-Bain
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